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                               ABSA GROUP LIMITED

                                       and

                              THE BANK OF NEW YORK
                                  As Depositary


                                       and

                         OWNERS AND BENEFICIAL OWNERS OF
                          AMERICAN DEPOSITARY RECEIPTS




         ---------------------------------------------------------------


                                DEPOSIT AGREEMENT


         ---------------------------------------------------------------


                            Dated as of _______, 2003

                                TABLE OF CONTENTS

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
ARTICLE I                  DEFINITIONS...........................................................................1

         Section 1.01.     "Affiliate"...........................................................................1

         Section 1.02.     "American Depositary Receipt".........................................................1

         Section 1.03.     "American Depositary Shares"..........................................................1

         Section 1.04.     "Beneficial Owner"....................................................................1

         Section 1.05.     "Business Day"........................................................................1

         Section 1.06.     "Commission"..........................................................................1

         Section 1.07.     "Company".............................................................................2

         Section 1.08.     "Corporate Trust Office"..............................................................2

         Section 1.09.     "Custodian"...........................................................................2

         Section 1.10.     "Deliver".............................................................................2

         Section 1.11.     "Deposit Agreement"...................................................................2

         Section 1.12.     "Depositary"..........................................................................2

         Section 1.13.     "Deposited Securities"................................................................2

         Section 1.14.     "Dollars".............................................................................2

         Section 1.15.     "Foreign Registrar"...................................................................2

         Section 1.16.     "Owner"...............................................................................2

         Section 1.17.     "Registrar"...........................................................................2

         Section 1.18.     "Restricted Securities"...............................................................3

         Section 1.19.     "Securities Act"......................................................................3

         Section 1.20.     "Securities Exchange Act".............................................................3

         Section 1.21.     "Shares"..............................................................................3

         Section 1.22.     "South Africa"........................................................................3

         Section 1.23.     "United States".......................................................................3

ARTICLE II                 FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND
                           DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS..........................................3

         Section 2.01.     Form and Transferability of Receipts..................................................3

         Section 2.02.     Deposit of Shares.....................................................................4

         Section 2.03.     Execution and Delivery of Receipts....................................................5

         Section 2.04.     Transfer of Receipts..................................................................6

         Section 2.05.     Combinations and Split-ups of Receipts................................................6

         Section 2.06.     Surrender of Receipts and Withdrawal of Shares........................................6

         Section 2.07.     Limitations on Execution and Delivery, Registration of Transfer and
                           Surrender of Receipts.................................................................7

                                TABLE OF CONTENTS
                                   (continued)

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
         Section 2.08.     Lost Receipts, etc....................................................................8

         Section 2.09.     Cancellation and Destruction of Surrendered Receipts..................................8

         Section 2.10.     Pre-Release of Shares and Receipts....................................................8

         Section 2.11.     Maintenance of Records................................................................9

ARTICLE III                CERTAIN OBLIGATIONS OF OWNERS AND  BENEFICIAL
                           OWNERS OF RECEIPTS....................................................................9

         Section 3.01.     Filing Proofs, Certificates and Other Information.....................................9

         Section 3.02.     Liability of Owner or Beneficial Owner for Taxes and Other Charges....................9

         Section 3.03.     Representations and Warranties on Deposit of Shares..................................10

         Section 3.04.     Disclosure of Interests..............................................................10

         Section 3.05.     Ownership Restrictions...............................................................10

ARTICLE IV                 THE DEPOSITED SECURITIES.............................................................11

         Section 4.01.     Cash Distributions...................................................................11

         Section 4.02.     Distribution Other Than Cash, Shares or Rights.......................................11

         Section 4.03.     Distribution in Shares...............................................................12

         Section 4.04.     Rights...............................................................................12

         Section 4.05.     Conversion of Foreign Currency.......................................................13

         Section 4.06.     Fixing of Record Date................................................................14

         Section 4.07.     Voting of Deposited Securities.......................................................14

         Section 4.08.     Changes Affecting Deposited Securities, Reclassification,
                           Recapitalizations, etc...............................................................15

         Section 4.09.     Statutory Reports....................................................................15

         Section 4.10.     List of Owners.......................................................................15

         Section 4.11.     Withholding..........................................................................15

         Section 4.12.     Reports..............................................................................16

         Section 4.13.     Distributions in Cash or Shares......................................................16

ARTICLE V                  THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY........................................16

         Section 5.01.     Maintenance of Offices and Transfer Books by the Depositary..........................16

         Section 5.02.     Prevention or Delay in Performance by the Depositary, the Custodian or
                           the Company..........................................................................17

         Section 5.03.     Obligations of the Depositary, the Custodian and the Company.........................17

         Section 5.04.     Resignation and Removal of the Depositary; Appointment of Successor
                           Depositary...........................................................................18

         Section 5.05.     The Custodian........................................................................19

                                TABLE OF CONTENTS
                                   (continued)

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
         Section 5.06.     Notices and Reports..................................................................19

         Section 5.07.     Distribution of Additional Shares, Rights, etc.......................................20

         Section 5.08.     Indemnification......................................................................20

         Section 5.09.     Charges of Depositary................................................................21

         Section 5.10.     Retention of Depositary Documents....................................................21

         Section 5.11.     Exclusivity..........................................................................21

         Section 5.12.     List of Restricted Securities Owners.................................................21

ARTICLE VI                 AMENDMENT AND TERMINATION............................................................22

         Section 6.01.     Amendment............................................................................22

         Section 6.02.     Termination..........................................................................22

ARTICLE VII                MISCELLANEOUS........................................................................23

         Section 7.01.     Counterparts.........................................................................23

         Section 7.02.     Agreement for Exclusive Benefit of Parties...........................................23

         Section 7.03.     Severability.........................................................................23

         Section 7.04.     Notices..............................................................................23

         Section 7.05.     Owners and Beneficial Owners of Receipts are Parties.................................24

         Section 7.06.     Governing Law........................................................................24

         Section 7.07.     Compliance with U.S. Securities Laws.................................................24

EXHIBIT A    FORM OF AMERICAN DEPOSITARY RECEIPT

                                DEPOSIT AGREEMENT

     DEPOSIT AGREEMENT, dated as of _______________ 2003, among ABSA GROUP LIMITED, a company incorporated under the laws of the Republic of South Africa, THE BANK OF NEW YORK, a New York banking corporation, as Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares of the Company from time to time with the Depositary or with the Custodian as agent of the Depositary for the purposes set forth in this Deposit Agreement and for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

     WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

     Section 1.01. "Affiliate" shall have the meaning assigned to it under Rule 144 under the Securities Act.

     Section 1.02. "American Depositary Receipt" or "Receipt" means a receipt issued pursuant to this Deposit Agreement in substantially the form of Exhibit A hereto evidencing American Depositary Shares representing Deposited Securities.

     Section 1.03. "American Depositary Shares" means the securities representing the rights and interests in the Deposited Securities and evidenced by the Receipts issued hereunder. Each American Depositary Share shall represent two Shares until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section
4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall represent the amount of Shares or Deposited Securities specified in such Sections.

     Section 1.04. "Beneficial Owner" means any person who has a beneficial interest in any American Depositary Shares evidenced by any Receipt.

     Section 1.05. "Business Day" means any day on which banks in both New York and South Africa are not required or authorized by law to close.

     Section 1.06. "Commission" means the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

     Section 1.07. "Company" means ABSA Group Limited, a company incorporated and existing under the laws of the Republic of South Africa having its registered office at 3rd Floor, ABSA Towers East, 170 Main Street, Johannesburg, 2001 South Africa and its successors.

     Section 1.08. "Corporate Trust Office" when used with respect to the Depositary, means the office of the Depositary at which its corporate trust business shall, at any particular time, be principally administered, which office is, at the date of this Agreement, 101 Barclay Street, New York, New York 10286.

     Section 1.09. "Custodian" means, at the date of this Agreement, FirstRand Bank Limited, Societe Generale Ltd, Standard Bank of South Africa, and any other firm or corporation which may be appointed by the Depositary, with notice to the Company, as a substitute or additional custodian hereunder pursuant to the terms of Section 5.05 and shall also mean all of them collectively.

     Section 1.10. "Deliver" or "delivery" means, when used in respect of American Depositary Shares, Receipts, Deposited Securities and Shares, either the physical delivery of the certificate representing such security or the electronic delivery of such security by means of book-entry transfer.

     Section 1.11. "Deposit Agreement" means this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

     Section 1.12. "Depositary" means The Bank of New York, a New York banking corporation, and any successor as depositary hereunder pursuant to the terms of
Section 5.04.

     Section 1.13. "Deposited Securities" as of any time means Shares at such time deposited or deemed to be deposited (including any Shares deposited pursuant to Section 2.10 hereof) under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect or in lieu of such Shares deposited or deemed to be deposited and at such time held hereunder, subject with respect to cash to the provisions of
Section 4.05 and except for any such securities, property or cash as shall have been distributed to Owners pursuant to sections 4.01, 4.02, 4.03, 4.04 or 4.05.

     Section 1.14. "Dollars" or "$" means United States Dollars or such other currency which is legal tender in the United States of America; "Rand" or "Cents" and the currency symbol "R" means the lawful currency of the Republic of South Africa.

     Section 1.15. "Foreign Registrar" means the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Company for the transfer and registration of the Shares.

     Section 1.16. "Owner" means the person in whose name a Receipt is registered on the books of the Depositary or the Registrar, if any, maintained for such purpose.

     Section 1.17. "Registrar" means the Depositary or any bank or trust company having an office in the Borough of Manhattan, The City of New York, appointed by the Depositary, subject to the approval by the Company, such approval not to be unreasonably withheld, to register Receipts and transfers of Receipts as herein provided, and shall include any co-registrar appointed by the Depositary, upon the request or with the approval of the Company, for such purposes. Registrars (other than the Depositary) may be removed and substitutes appointed by the Depositary upon the request or with the approval of the Company. Each Registrar (other than the Depositary) appointed pursuant to this Deposit

Agreement shall give notice in writing to the Company and the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.

     Section 1.18. "Restricted Securities" shall mean Shares, or Receipts representing such Shares, which are acquired directly or indirectly from the Company or its Affiliates in a transaction or chain of transactions not involving a public offering or that are subject to resale limitations under Regulation D under the Securities Act, or both, or which are held by an officer, director (or persons performing similar functions) or other Affiliate of the Company, or which would require registration under the Securities Act in connection with the offer and sale thereof in the United States, or which are subject to other restrictions on sale or deposit under the laws of the United States or the Republic of South Africa, or under a shareholder agreement or the Memorandum and Articles of Association of the Company or under the regulations of an applicable securities exchange.

     Section 1.19. "Securities Act" means the United States Securities Act of 1933, as from time to time amended.

     Section 1.20. "Securities Exchange Act" means the United States Securities Exchange Act of 1934, as from time to time amended.

     Section 1.21. "Shares" means the ordinary shares in registered form of the Company, nominal value R2 each, heretofore validly issued and outstanding and fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Shares or interim certificates representing such Shares; provided that if there shall occur any change in par or nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of any event described in
Section 4.08, an exchange or conversion in respect of the Shares, the term "Shares" shall thereafter represent the successor securities resulting from such change in par or nominal value, split-up, consolidation or such other reclassification or such exchange or conversion. References to Shares shall include evidence of rights to receive Shares, whether or not stated in the particular instance; provided, however, that in no event shall Shares include evidence of rights to receive Shares with respect to which the full purchase price has not been paid or Shares as to which preemptive rights have theretofore not been validly waived or exercised.

     Section  1.22.   "South   Africa"  means  the  Republic  of  South  Africa.

     Section 1.23. "United States" shall have the meaning assigned to it under Regulation S under the Securities Act.

     In this Deposit Agreement a word importing the singular includes the plural and vice versa.

                                   ARTICLE II

                      FORM OF RECEIPTS, DEPOSIT OF SHARES,
                        EXECUTION AND DELIVERY, TRANSFER
                            AND SURRENDER OF RECEIPTS

     Section 2.01. Form and Transferability of Receipts. (a) American Depositary Shares shall be evidenced by definitive Receipts which shall be printed or lithographed or shall be in such other form as may be agreed upon by the Company and the Depositary, and in any event shall be substantially in the form set forth in Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided. Receipts may be issued in denominations of any number of American Depositary

Shares. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar. The Depositary shall maintain books, as hereinafter provided, on which each Receipt so executed and delivered and the transfer of each such Receipt shall be registered. Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office at the date of issuance of such Receipts.

     (b) Receipts may, with the prior written consent of the Company (which consent shall not be unreasonably withheld), and upon the written request of the Company, shall be endorsed with or have incorporated in the text thereof such legends or recitals or changes, including requirements with respect to registration of transfer, not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or the Company to perform their obligations hereunder or as may be required to comply with any applicable laws or regulations or with the rules and regulations of any securities exchange upon which the Receipts or the American Depositary Shares may be listed, or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

     (c) Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by a properly executed instrument of transfer and transferred in accordance with the terms of this Deposit Agreement, including, without limitation, Sections 2.04 and 2.07, shall be transferable by delivery, with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that until a Receipt shall be transferred on the books of the Depositary as provided in Section 2.04 hereof, the Company and the Depositary, notwithstanding any notice to the contrary may treat the Owner thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any Beneficial Owner or entity holding a Receipt unless such Beneficial Owner or entity is the Owner thereof.

     Section  2.02.  Deposit of Shares.  Subject to the terms and  conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be reasonably required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit. No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by or there has been compliance with the rules and regulations of any governmental body in South Africa which is then regulating currency exchange and all conditions satisfactory to the Depositary have been satisfied (unless and until the Company provides the Depositary with evidence satisfactory to it that such authorization or approval is no longer necessary). If required by the
Depositary, Shares presented for deposit at any time, including deposit by electronic transfer, whether or not the transfer books of the Company or the Foreign Registrar, if applicable, are closed, shall also be accompanied by (x) an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Depositary, the Custodian or their respective nominees of any dividend, or right to subscribe for additional Shares or right to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or, in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

     The Depositary and the Custodian shall refuse to accept Shares for deposit whenever notified, as hereinafter provided, that the Company has restricted transfer of such Shares to comply with any ownership restrictions referred to in
Section 3.05 or under applicable laws. The Company shall notify the Depositary and the Custodian in writing with respect to any such restrictions on transfer of its Shares for deposit hereunder or transfer of Depositary Receipts to any Owner.

     At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, evidence that Shares have been electronically transferred or that irrevocable instructions have been given to cause the transfer of such Shares to the account of the Custodian, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

     Upon each delivery to a Custodian of a certificate or certificates for Shares or of evidence of rights to receive Shares to be deposited hereunder together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates or evidence of rights to the Company or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

     Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary, or at such other place or places as the Depositary shall determine. The Depositary shall provide written notice informing the Company of any such other place or places.

     Section 2.03. Execution and Delivery of Receipts. Upon receipt by any Custodian of any deposit in accordance with the provisions of Section 2.02 hereof (and, in addition, if the transfer books of the Company or the Foreign Registrar, if applicable, are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Company or the Foreign Registrar, as the case may be, that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as specified above, such Custodian shall notify the Depositary of such deposit and the name or names of the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof, the office of the Depositary at which such Receipts are to be delivered and the number of American Depositary Shares to be evidenced thereby. Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.

     Upon receiving such notice from such Custodian, or upon receipt of such Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office to or upon the order of the person or persons entitled thereto, a Receipt or Receipts registered in such name or names as requested by such person or persons entitled thereto evidencing the number of American Depositary Shares requested by such person or persons but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.09 hereof, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

     Section 2.04. Transfer of Receipts. Subject to the terms and conditions of this Deposit Agreement, the Depositary or the Registrar, if any, shall promptly register transfers of Receipts on its transfer books from time to time upon any surrender at its designated transfer offices of a Receipt by the Owner thereof in person or by a duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer, and duly stamped as may be required by the laws of the State of New York, of the United States of America and any other applicable law. Thereupon the Depositary shall execute and, if the Depositary's signature is by facsimile, the Registrar shall manually countersign a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto evidencing the same aggregate number of American Depositary Shares as those evidenced by the Receipts surrendered.

     The Depositary, upon the written request of the Company, shall, or with the written approval not to be unreasonably withheld of the Company, may, appoint one or more co-transfer agents for the purpose of effecting transfers (or combinations and split-ups as under Section 2.05 hereof) of Receipts at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners, Beneficial Owners or other persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

     Section 2.05. Combinations and Split-ups of Receipts. Upon surrender of a Receipt or Receipts at the Depositary's designated transfer offices for the purpose of effecting a split-up or combination of such Receipt or Receipts, and subject to the terms and conditions of this Deposit Agreement, the Depositary shall execute and, if the Depositary's signature is by facsimile, the Registrar shall manually countersign and deliver a new Receipt or Receipts for the number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares evidenced by the Receipt or Receipts surrendered.

     Section 2.06. Surrender of Receipts and Withdrawal of Shares. Upon surrender of Receipts at the Depositary's Corporate Trust Office, or at such other offices as the Depositary may designate, for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced thereby, and upon payment of the fees and expenses of the Depositary for the cancellation of Receipts as provided in Section 5.09 hereof and payment of all taxes and other governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of the Company's Memorandum and Articles of Association, the Deposited Securities and this Deposit Agreement, and to any other restriction applicable thereto, the Owner of such Receipts shall be entitled to delivery, to him or upon his order, of the Shares and any other Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipts. Delivery of such Shares and other Deposited Securities may be made by (a) (i) the delivery of certificates in the name of the Owner or as ordered by him which, if required by law, shall be properly endorsed or accompanied by properly executed instruments of transfer to such Owner or as ordered, by him or (ii) book-entry transfer of Shares represented by the American Depositary Shares evidenced by such Receipt to an account in the name of the Owner or as ordered by him and (b) the delivery at the office of the Custodian of any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

     Receipts surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Shares and any other Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon the Depositary shall direct the Custodian to deliver at the Johannesburg, South Africa office of the Custodian, subject to Sections 2.07, 3.01 and 3.02, and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Shares and any other Deposited Securities represented by such Receipts or evidence of the electronic transfer thereof (if available), as the case may be, to or for the account of such person, except that the Depositary may make delivery to such person or persons at its Corporate Trust Office or at such other place as may have been designated for such purpose by the Depositary of any dividends or distributions with respect to the Shares and any other Deposited Securities represented by such Receipts, or of any proceeds of sale of any such dividends, distributions or rights, which may at the time be held by the Depositary. Such direction shall be given by letter or, at the risk and expense of the Owner, by cable, telex or facsimile transmission.

     Neither the Depositary nor the Custodian shall deliver Shares, by physical delivery, book-entry or otherwise (other than to the Company or its agent as contemplated by Section 4.08 hereof), or otherwise permit Shares to be withdrawn from the facility created hereby, except upon the receipt and cancellation of Receipts.

     Only Receipts evidencing American Depositary Shares representing a whole number of Shares may be transferred or be accepted by the Depositary for surrender.

     At the request and risk and expense of any Owner so surrendering Receipts, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) and the certificate or certificates and other proper documents of title for the amount of Shares and any other Deposited Securities represented by such Receipts for delivery at its Corporate Trust Office or at such other place as may be reasonably requested by the Owner. Such direction shall be given by letter or, at the risk and expense of such Owner, by cable, telex or facsimile transmission.

     Section 2.07. Limitations on Execution and Delivery, Registration of Transfer and Surrender of Receipts. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt, the delivery of any distribution thereon, or withdrawal of any Deposited Securities, the Depositary, the Company, the Custodian and the Foreign Registrar, if applicable, may require (a) payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to pay for (i) any tax or other governmental charge and any stock transfer or registration fees in respect of Receipts, (ii) any tax or other governmental charge and any stock transfer or registration fees in respect of registration of transfers of Shares or other Deposited Securities upon any applicable register and (iii) any fees of the Depositary as provided in Section 5.09 hereof; (b) the production of proof satisfactory to it as to the identity and genuineness of any signature and as to any other matter contemplated by Section 3.01 hereof; (c) compliance with the provisions of the Company's Memorandum and Articles of Association in effect from time to time and resolutions and regulations of the Company's Board of Directors adopted pursuant to such Memorandum and Articles of Association and
(d) compliance with (i) any laws or governmental regulations relating to Receipts or American Depositary Shares or to the withdrawal of Deposited Securities and (ii) such reasonable regulations, if any, as the Depositary and Company may establish consistent with the provisions of this Deposit Agreement.

     After consultation with the Company, the delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts, or the combination or split-up of Receipts, generally may be suspended, during any period when the transfer books of the Depositary or any register for Shares or other Deposited Securities are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason, subject to the following provisions. Notwithstanding any other provision of this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may be suspended only for (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends,
(ii) the payment of fees, taxes and similar charges, (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities or (iv) any other reason that may at any time be specified in paragraph I(A)(1) of the General Instructions to Form F-6 under the Securities Act, as such instructions may from time to time be in effect, or any successor provision thereto. The Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares which are required to be registered under the Securities Act unless a registration statement under the Securities Act is in effect as to such Shares or any Shares the deposit of which would violate the Company's Memorandum and Articles of Association.

     Section 2.08. Lost Receipts, etc. In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like form and tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon the Owner thereof (a) filing with the Depositary (i) a request for such execution and delivery before the Depositary has notice that any such Receipt has been acquired by a bona fide purchaser,
(ii) evidence satisfactory to the Depositary of such destruction or loss or theft of such Receipt and the authenticity thereof and of the Owner's ownership thereof, (b) furnishing the Depositary with a sufficient indemnity bond in favour of, and reasonably satisfactory to, the Company and Depositary and (c) satisfying any other reasonable requirements imposed by the Depositary.

     Section 2.09. Cancellation and Destruction of Surrendered Receipts. All Receipts surrendered to the Depositary shall be cancelled by the Depositary. The Depositary is authorized to destroy Receipts so cancelled.

     Section 2.10. Pre-Release of Shares and Receipts. The Depositary may issue Receipts against delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent of the Company). No such issue of Receipts will be deemed a "Pre-Release" that is subject to the restrictions of the following paragraph.

          Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 hereof, execute and deliver
Receipts   prior  to  the   receipt  of  Shares   pursuant   to   Section   2.02
("Pre-Release"). The Depositary may, pursuant to Section 2.06, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Share or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems reasonably appropriate. The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application. The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate. For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause
(b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

          The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

     Section 2.11. Maintenance of Records. The Depositary agrees to maintain or cause its agents to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.06, substitute Receipts delivered under
Section 2.08, and of cancelled or destroyed Receipts under Section 2.09, in keeping with procedures ordinarily followed by stock transfer agents located in the City of New York or as required by laws or regulations governing the Depositary. The Depositary shall provide full access to such records to the Company and its agents from time to time during normal business hours upon the reasonable written request of the Company.

                                  ARTICLE III

                        CERTAIN OBLIGATIONS OF OWNERS AND
                          BENEFICIAL OWNERS OF RECEIPTS

     Section 3.01. Filing Proofs, Certificates and Other Information. Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required by the Depositary or the Company from time to time (i) to file with the Depositary, the Company, or the Custodian such proof of citizenship or residence, taxpayer status, exchange control approval, payment of applicable taxes or other governmental charges, legal or beneficial ownership of Receipts, Deposited Securities or other securities, compliance with all applicable laws or regulations or terms of this Deposit Agreement or the Receipts, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, or any other information the Depositary or the Company may deem necessary or appropriate to evidence compliance with all applicable laws and regulations, and (ii) to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may reasonably request by written request to the Depositary. The Depositary and the Registrar, as applicable, may, and at the reasonable request of the Company, shall, withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or distribution of rights or of the sale proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made to the Company's and the Depositary's satisfaction. The Depositary shall from time to time advise the Company of the availability of any such proofs, certificates or other information and shall provide the Company, in a timely manner, with copies thereof upon written request by the Company, unless such disclosure is prohibited by law.

     Section 3.02. Liability of Owner or Beneficial Owner for Taxes and Other Charges. If any tax or other governmental charge shall become payable with respect to any Receipt or with respect to any Deposited Securities represented by American Depositary Shares evidenced by any Receipt, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner of such Receipt to the

Depositary. The Depositary may refuse, and the Company shall be under no obligation, to effect any transfer of such Receipt or any combination or split-up thereof or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced thereby until such payment is made, and may withhold or deduct from any dividends or other distributions or may sell any part or all of the Deposited Securities represented by American Depositary Shares evidenced by such Receipt and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale), the Owner or Beneficial Owner of such Receipt remaining liable for any deficiency.

     Section 3.03. Representations and Warranties on Deposit of Shares. Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and, if applicable, each certificate therefor are validly issued, fully paid, non-assessable and free of any preemptive rights, if any, of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so. Every such person shall also be deemed to represent that (i) such Shares presented for deposit are not, and the Receipts evidencing the American Depositary Shares representing such Shares would not be, Restricted Securities, and (ii) the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not otherwise restricted under the Securities Act. Such representations and warranties shall survive the deposit of Shares and the execution and delivery of Receipts in respect thereof.

     Section 3.04. Disclosure of Interests. Notwithstanding any other provision of this Agreement, each Owner or Beneficial Owner agrees to comply with requests from the Company pursuant to South African law, the rules and requirements of the Johannesburg Stock Exchange, and any other stock exchange on which the Shares are, or will be, registered, traded or listed or the Memorandum and Articles of Association of the Company, which are made to provide information, inter alia, as to the capacity in which such Owner or Beneficial Owner owns Receipts (and Shares as the case may be) and regarding the identity of any other person interested in such Receipts and the nature of such interest and various other matters, whether or not they are Owners at the time of such request. To the extent that provisions of or governing any Deposited Securities including, without limitation, the provisions of the Company's Memorandum and Articles of Association as in effect from time to time and resolutions and regulations of the Company's Board of Directors adopted pursuant to such Memorandum and Articles of Association or any applicable laws or regulations in South Africa, the United States or any other country, may require the disclosure of beneficial or other ownership of Deposited Securities, other Shares and other securities of the Company and may provide for blocking transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its reasonable efforts to comply with Company instructions as to Receipts in respect of any such enforcement or limitation and Owners shall comply with all such disclosure requirements and ownership limitations and shall cooperate with the Depositary's compliance with such Company instructions.

     Section 3.05. Ownership Restrictions. The Company may restrict, in such manner as it deems appropriate, transfers of Receipts where such transfers may result in the total number of Shares represented by the American Depositary Shares owned by a single Owner or Beneficial Owner exceeding the limits imposed by applicable law or the Memorandum and Articles of Association of the Company. The Company may instruct the Depositary to take action with respect to the ownership interest of any Owner or Beneficial Owner in excess of the limitation set forth in the preceding sentence, including but not limited to a mandatory sale or disposition on behalf of an Owner or Beneficial Owner of the Shares represented by the American Depositary Shares held by such Owner or Beneficial Owner in excess of such limitations, if and to the extent such disposition is permitted by applicable law.

                                   ARTICLE IV

                            THE DEPOSITED SECURITIES

     Section 4.01. Cash Distributions. Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.05 hereof, if practicable in the opinion of the Depositary, give notice to the Owners of its receipt of such payment, specifying the amount per Share payable in respect of such dividend or distribution and the estimated date, as determined by the Depositary, for such payment, and shall convert or cause to be converted such dividend or distribution into Dollars and promptly distribute the Dollars thereby received (net of the fees, expenses and charges of the Depositary as provided in Section 5.09 hereof) to Owners of Receipts entitled thereto on the record date fixed pursuant to Section 4.06 hereof in proportion to the number of American Depositary Shares held by each of them, respectively; provided, however, that in the event that any of the Deposited Securities is not entitled, by reason of its date of issuance, or otherwise, to receive the full amount of such cash dividend or distribution, the Depositary shall make appropriate adjustments in the amounts distributed to the Owners of the Receipts issued in respect of such Shares; and provided, further, that in the event that the Company or the Depositary shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed on the Receipts issued in respect of such Deposited Securities shall be reduced accordingly. The Depositary shall distribute only such amounts, however, as can be distributed without attributing to any Owner of a Receipt a fraction of one U.S. cent and any balance not so distributable shall be retained by the Depositary. The Company or its agent will remit to the appropriate governmental agency in South Africa all amounts withheld and owing to such agency. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

     Section 4.02. Distribution Other Than Cash, Shares or Rights. Whenever the Depositary or the Custodian shall receive any distribution other than cash, Shares or rights pursuant to Section 4.01, 4.03 or 4.04 hereof upon the Deposited Securities, the Depositary shall cause such amount of the securities or property received by it to be distributed to the Owners of Receipts on the record date fixed pursuant to Section 4.06 hereof, in proportion to the number of American Depositary Shares representing such Deposited Securities held by each of them, respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution net of expenses of the Depositary with the consent of the Company (which consent shall not be unreasonably withheld); provided, however, that the Depositary shall give the Company one business day's notice of any such proposed distribution and shall not make the distribution if the Company reasonably objects, during such notice period, to the manner of the proposed distribution; and provided, further, that if in the opinion of the Depositary such distribution cannot be made among the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act or other law in order to be distributed to Owners) the Depositary deems such distribution not to be lawful or feasible, the Depositary with the consent of the Company (which consent shall not be unreasonably withheld) may adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the sale, at public or private sale, of the securities or property thus received, or any part thereof, at such place or places and upon such terms as it deems proper, and the net proceeds of any such sale (net of the fees, expenses and charges of the Depositary as provided in Section 5.09 hereof) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash. If any distribution made by the Company with respect to the Deposited Securities and received by the Depositary shall remain unclaimed at the end of 12 years from the first date upon which such distribution is made available to Owners and subject to any applicable laws, all rights of the Owners to such distribution or the proceeds of the sale thereof shall be extinguished and the Depositary shall return the same to the Company for its own use and benefit (except for any distribution upon the liquidation of the Company when the Depositary shall retain the same) and the Depositary shall have no obligation therefor or liability with respect thereto.

     Section 4.03. Distribution in Shares. If any distribution upon Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Company so requests, distribute to the Owners of Receipts on the record date fixed pursuant to Section 4.06 hereof, in proportion to the number of American Depositary Shares held by each of them, respectively, additional Receipts in the same form for an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of this Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 hereof and the payment of the fees, expenses and charges of the Depositary as provided in
Section 5.09 hereof. The Depositary may withhold any such distribution of Receipts if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of such Act. In lieu of delivering Receipts for fractional American Depositary Shares, the Depositary may, in its discretion, sell the amount of Shares represented by the aggregate of such fractions, at public or private sale, at such place or places and upon such terms as it may deem proper, and distribute the net proceeds of any such sale in accordance with Section 4.01 hereof. If additional Receipts are not so distributed (except as pursuant to the preceding sentence), each American Depositary Share shall thenceforth also represent its proportionate interest in the additional Shares so distributed upon such Deposited Securities.

     Section 4.04. Rights. In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners entitled thereto or in disposing of such rights on behalf of any Owners entitled thereto and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its reasonable discretion (after consultation with the Company) that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may, and at the request of the Company shall, distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

     In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

     If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares or the acquisition price of any other securities to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares or other securities, and the Company shall cause the Shares or other securities so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares or other securities so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

     If the Depositary determines in its reasonable discretion that it is not lawful or feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments (either by public or private sale and otherwise at its discretion subject to South African laws and regulations) in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees, expenses and charges of the Depositary as provided in Section 5.09 hereof and all taxes and other governmental charges payable in connection with such rights, and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners on account of exchange restrictions or the date of delivery of any Receipt or otherwise.

     The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities under the Securities Act or any applicable law or to endeavor to have such a registration statement declared effective. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from U.S. counsel for the Company in accordance with Section 5.07 hereof upon which the Depositary may rely that such distribution to such Owner is exempt from such registration; provided, however, the Company shall have no obligation to cause its counsel to issue such opinion at the request of such Owner.

     The Depositary shall not be responsible for any reasonable failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

     Section 4.05. Conversion of Foreign Currency. Whenever the Depositary or the Custodian shall receive foreign currency, received by way of dividends or other distributions or in the form of net proceeds from the sale of securities, property or rights, and if, at the time, the foreign currency so received can, in the judgment of the Depositary, be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall promptly convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be promptly distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation, in either case, without liability for interest thereon. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise.

     If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall have discretion and authority to file such application for approval or license, if any, as it may deem desirable. In no event, however, shall the Depositary be obligated to make such a filing, nor shall it be liable for failure to obtain such permit or license.

     If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if such approval or license is not obtainable at a reasonable cost or within a reasonable period as determined by the Depositary, the Depositary may in its discretion, after notice to the Company, and subject to applicable laws and regulations, either (i) distribute such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to the Owners of Receipts entitled to receive the same, or (ii) hold such foreign currency, without liability for interest thereon, for the respective accounts of such persons, uninvested and without liability for interest.

     If any such conversion of foreign currency, in whole or in part, can be effected as aforesaid for distribution to some but not all of the Owners of
Receipts entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars, to the extent such currency shall be convertible as aforesaid, to the Owners of Receipts entitled thereto and, with respect to the balance of such foreign currency, shall in its discretion, after consultation with the Company, and subject to any applicable law and regulations, either (i) distribute or make available for distribution such balance to the persons who were Owners of Receipts entitled thereto with respect to whom such conversion could not then be effected, or (ii) hold such balance for the respective accounts of such persons, uninvested and without liability for interest.

     Section 4.06. Fixing of Record Date. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall fix a record date (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares. Such record date shall, to the extent practicable, be the same record date as any corresponding record date set by the Company for such purpose. Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them, respectively, and to give voting instructions and to act in respect of any other such matter.

     Section 4.07. Voting of Deposited Securities. As soon as practicable after receipt of notice of any meeting of holders of Shares or other Deposited Securities the Depositary shall, at the Company's expense, mail to the Owners of Receipts a notice which shall contain (a) such information as is contained in such notice of meeting, (b) a statement that such Owners of Receipts at the close of business on a specified record date will be entitled, subject to any applicable provision of South African law, of the Deposited Securities or of the Memorandum and Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a brief statement as to the manner in which such instructions may be given, including an express indication that the Depositary shall notify such instruction to the Chairman of the Company, or such other director that the Chairman may designate, and appoint the Chairman or that other person designated by the Chairman as representative of the Depositary and the Owners to attend such meeting and vote the Deposited Securities in the direction so instructed by such Owner.

     The Depositary shall not, and the Depositary shall ensure that its nominees, if any, shall not, vote or exercise any discretion in respect to any resolution or otherwise attempt to exercise the right to vote which attaches to the Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipt other than in accordance with this
Section 4.07. The Depositary shall not exercise any voting discretion over any Deposited Securities. Always subject to applicable law and the Company's Memorandum and Articles of Association, if no voting instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by American Depositary Shares evidenced by such Owner's Receipt on or before the date established by the Depositary for such purpose, the Depositary shall promptly advise the Company of the same and the Depositary shall not (unless required by applicable law) vote in respect of such Deposited Securities.

     Section 4.08. Changes Affecting Deposited Securities, Reclassification, Recapitalizations, etc. In circumstances where the provisions of Section 4.03 hereof do not apply, upon any change in par or nominal value, sub-division, consolidation or any other reclassification of Deposited Securities, or upon any reduction of capital, recapitalization, reorganization, merger, amalgamation or consolidation or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or the Custodian in exchange for or on conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares then outstanding shall thenceforth represent the new Deposited Securities so received in exchange for or on conversion of or in respect of Deposited Securities unless additional or new Receipts are delivered pursuant to the following sentence. In any such case, the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or may call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

     Section 4.09. Statutory Reports. The Depositary shall make available for inspection by Owners at the Depositary's Corporate Trust Office any notices, reports and other communications received from the Company which are both (a) received by the Depositary, the Custodian or their respective nominees as the holder of Deposited Securities and (b) made generally available to the holders of Deposited Securities by the Company. Any such reports and communications, including any proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any rules or regulations of the Commission.

     Section 4.10. List of Owners. Promptly upon the written request of the Company, the Depositary shall furnish to the Company a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

     Section 4.11. Withholding. In connection with any distribution to Owners, the Company will remit to the appropriate governmental authority or agency any amounts required to be withheld by the Company and owing to such authority or agency by the Company, and the Depositary and the Custodian will remit to the appropriate governmental authority or agency any amounts required to be withheld and owing to such authority or agency by the Depositary or the Custodian. In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may, by public or private sale, dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them, respectively. The Depositary shall forward to the Company or its agent as promptly as practicable such information received by the Depositary as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies or relevant stock exchanges where any equity securities of the Company are listed.

     Section 4.12. Reports. The Depositary shall make available for inspection by Owners at its Principal Office any reports and communications, including any proxy soliciting materials, received from the Company which are both (a) received by the Depositary, the Custodian, or the nominee of either of them as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also send to Owners copies of such reports when furnished by the Company to the Custodian pursuant to Section 5.06 hereof.

     Section 4.13. Distributions in Cash or Shares. Whenever the Depositary shall receive notice from the Company of the declaration of a dividend or other distribution on Deposited Securities (a) payable in Shares or cash at the election of each holder of Shares, or (b) if no such election is made, payable in Shares or in cash as provided in the instruments governing such dividend or other distribution, then the Depositary, after consultation with the Company, and, if requested by the Depositary, after receiving an opinion of U.S. counsel to the Company to the effect that such option to elect cash or Shares can lawfully be made available to Owners and that the exercise of such option does not require registration under the Securities Act, shall have discretion as to the procedures to be followed in making such a dividend or distribution available to any Owner. If at the time of such dividend or distribution, the Depositary determines in its discretion that it is lawful and feasible to make such dividend or distribution available to all or certain Owners, the Depositary, after consultation with the Company, shall mail to the Owners, as promptly as practicable, a notice, the form of which shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in the notice received by the Depositary from the Company and (b) a statement that each of the Owners as of the close of business on the record date established pursuant to Section 4.06 hereof will be entitled, subject to any applicable provisions of South African or United States law, the Memorandum and Articles of Association of the Company or the instruments governing such dividend or distribution, to instruct the Depositary as to the manner in which such Owner elects to receive such dividend or distribution. Upon the written request of a Owner on such record date, received on or before the date established for such purpose, the Depositary shall endeavor to make the election in accordance with the instructions set forth in such request, and to distribute cash or Shares, as the case may be, in accordance with the terms of Section 4.01 or Section 4.02, respectively, to the Owners entitled thereto. If the Depositary does not receive timely instructions from any Owner as to such Owner's election, the Depositary shall make no election with respect to the Deposited Securities represented by such Owner's American Depositary Shares and shall distribute such Shares or cash as it receives, if any, in respect of such Deposited Securities in accordance with the instrument governing the dividend or other distribution and in accordance with Sections 4.01 and 4.02 hereof.

                                   ARTICLE V

                  THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

     Section 5.01. Maintenance of Offices and Transfer Books by the Depositary. Until termination of this Deposit Agreement in accordance with its terms, the Registrar shall maintain, in the Borough of

Manhattan, The City of New York, facilities for the execution and delivery, registration of transfer, combination and split-up of Receipts and surrender of Receipts, all in accordance with the provisions of this Deposit Agreement.

     The Depositary shall keep a book or books for the transfer and registration of Receipts which at all reasonable times shall be open for inspection by Owners of Receipts; provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts. The Depositary may close the books, at any time or from time to time, when reasonably deemed expedient by it in connection with the performance of its duties hereunder.

     If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges or automated quotation systems in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-Registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.

     Section 5.02. Prevention or Delay in Performance by the Depositary, the Custodian or the Company. Neither the Depositary, the Custodian nor the Company shall incur any liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, South Africa or of any other country, or of any other action of any governmental or regulatory authority of the United States, South Africa or any other country, or of any stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of the Company, or by reason of any act of God or war or other circumstance beyond its control, the Depositary, the Custodian or the Company, as the case may be, shall be delayed in, prevented or forbidden from, or subjected to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary, the Custodian or the Company, nor any of their respective directors, officers, employees or agents, incur any liability to any Owner or Beneficial Owner of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which, by the terms of this Deposit Agreement, it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement. Where, by the terms of a distribution pursuant to
Section 4.01, 4.02, or 4.03 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of this Deposit Agreement, or for any another reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

     Section 5.03. Obligations of the Depositary, the Custodian and the Company. Neither the Depositary, the Custodian nor the Company nor any of their respective directors, officers, employees or agents, assumes any obligation or shall be subject to any liability (including, without limitation, as to the Depositary and Custodian, liability with respect to the validity or worth of the Deposited Securities) under this Deposit Agreement to Owners or Beneficial
Owners of Receipts, other than that each of them agrees to perform its obligations and duties specifically set forth in this Deposit Agreement without negligence or bad faith.

     Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expenses and liabilities be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

     Neither the Depositary, the Custodian nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information. The Depositary, the Custodian and the Company may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

     Neither the Depositary nor its agents shall be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner or effect of any such vote made either with or without request, or for not exercising any right to vote, as long as any such action or non-action is in good faith and in accordance with the terms of this Deposit Agreement.

     No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

     Section 5.04. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Company may terminate the appointment of the Depositary under the Deposit Agreement by giving at least 90 days' notice in writing to the Depositary and the Custodian, and the Depositary may resign as Depositary by giving at least 90 days' notice in writing to the Company and the Custodian, such termination of appointment or resignation to take effect upon the later of: (i) the 90th day after giving delivery of notice and (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided. Within 90 days after the giving of such notice, notice thereof shall be duly given by the Depositary to the Owners.

     In case at any time the Depositary acting hereunder shall resign or be removed, the Company, unless the Company shall desire the termination of this Deposit Agreement as provided in Section 6.02 hereof, shall use all reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having its principal office in the Borough of Manhattan, The City of New York with effect from the date of termination or resignation specified in such notice as soon as reasonably possible following notice of such termination or resignation. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; provided, however, that such predecessor, upon payment of all sums due it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor and shall deliver to such successor a list of the Owners of all outstanding Receipts and such other information relating to Receipts and Owners thereof as the successor may reasonably request. The successor depositary shall promptly mail notice of its appointment to the Owners of Receipts and the Custodian.

     Any corporation into or with which the Depositary may be converted, merged or consolidated shall be the successor of such Depositary without the execution or filing of any document or any further act.

     Section 5.05. The Custodian. The Depositary may appoint one or more agents to act as its Custodian hereunder. The Depositary has initially appointed ABSA Bank Limited as Custodian and agent of the Depositary for the purpose of this Deposit Agreement. Any Custodian in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary, and shall be responsible solely to it. Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least thirty (30) days prior to the date on which such resignation is to become effective. If upon the effectiveness of such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, which shall thereafter be one of the Custodians hereunder subject in each instance to the written approval of the Company. Upon demand of the Depositary any previous Custodian shall deliver the Deposited Securities held by it to any other Custodian or such substitute or additional custodian or custodians as the Depositary shall instruct. Each such substitute or additional custodian or custodians shall deliver to the Depositary, forthwith upon its appointment an acceptance of such appointment satisfactory in form and substance to the Depositary.

     Upon the appointment of any successor depositary hereunder, any Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary, and the appointment of such successor depositary shall in no way impair the authority of any Custodian hereunder; provided, however, that the successor depositary so appointed shall, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

     Section 5.06. Notices and Reports. On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

     The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any rules or regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian, of such notices and any other reports and communications, including any proxy soliciting materials, which are made generally available by the Company to holders of its Shares or other Deposited Securities. If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company's expense, of copies of such notices, reports and communications that are made generally available by the Company to holders of its Shares or other Deposited Securities and/or, at the written request of the Company and at the Company's expense, make such notices, reports and other communications available to all Owners on a basis similar to that for holders of Shares or other Deposited Securities, or on such other basis as the Company may advise the Depositary is required or as the Depositary may be required by any applicable law or regulation. The Company will timely provide the Depositary with the quantity of such notices, reports and communications, including any proxy soliciting materials, as reasonably requested by the Depositary from time to time, in order for the Depositary to effect such mailings. The Depositary and Custodian may rely upon such copies for all purposes of this Agreement. The Depositary will, at the expense of the Company, make such copies and such notices, reports and communications available for inspection by Owners at the Depositary's Corporate Trust Office, at the office of the Custodian and at any other designated transfer offices.

     Section 5.07. Distribution of Additional Shares, Rights, etc. The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities (each, a "Distribution"), the Company will promptly furnish to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act to be in effect prior to making such Distribution available to Owners entitled thereto. If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

     To the extent the Company in its discretion deems it necessary or advisable in order to avoid any requirement to register such securities under the Securities Act, the Company may prevent Owners in the United States from receiving any distribution and from purchasing any additional securities (whether pursuant to preemptive rights or otherwise) pursuant thereto, and direct the Depositary not to accept any Shares for deposit for such period of time following such distribution and to adopt such other specific measures as the Company and the Depositary may agree.

     The Company agrees with the Depositary that neither the Company nor any company controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

     Section 5.08. Indemnification. The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.

     The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.10 hereof) of a Receipt or Receipts in accordance with Section 2.10 hereof and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release pursuant to
Section 2.10 hereof; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary memorandum) relating to the offer or sale of American Depositary Shares, except to the extent that any such liability or expense arises out of (a) information relating to the Depositary or any Custodian, as applicable, furnished in writing and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or,
(b) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

     The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

     Section 5.09. Charges of Depositary. The Company agrees to pay the reasonable fees, expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

     The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to
Section 4.03), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 and the surrender of Receipts pursuant to Section 2.06 or 6.02, (6) a fee of $0.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.01 through 4.04, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, and (8) any other charge payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

     The Depositary, subject to Section 2.10 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

     Section 5.10. Retention of Depositary Documents. The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the time permitted by the laws or regulations governing the Depositary, unless the Company requests in writing that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

     Section 5.11. Exclusivity. Subject to Section 5.04, the Company agrees not to appoint any other depositary for issuance of American Depositary Receipts so long as The Bank of New York is acting as Depositary hereunder.

     Section 5.12. List of Restricted Securities Owners. From time to time, the Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities and the Company shall update that list on a regular basis. The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder. The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

     Section 6.01. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by written agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners of Receipts in any respect which they may deem necessary or desirable. Any amendment which shall impose or have the effect of increasing any fees or charges payable by the Owners of Receipts (other than taxes or other governmental charges, registration fees and cable, telex or facsimile transmission and delivery expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of an outstanding Receipt at the time any such amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the Receipt at any time in accordance with such changed rules. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Owners or within any other period of time as required for compliance.

     Section 6.02. Termination.

     The Depositary shall at any time, at the direction of the Company, terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination.

     During the period beginning on the date of the giving of such notice by the Depositary to the Owners and ending on the date on which such termination takes effect, each Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 5.09, and (c) payment of any applicable taxes or other governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.

     If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Company under Section 5.08. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01. Counterparts. This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument. Copies of the Deposit Agreement shall be filed with the Depositary and the Custodian, and shall be open to inspection at the Depositary's Corporate Trust Office and the principal office of the Custodian by any Owner of a Receipt during business hours.

     Section 7.02. Agreement for Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

     Section 7.03. Severability. In the event that any one or more of the provisions contained in this Deposit Agreement or in the Receipts shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     Section 7.04. Notices. Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail, or by cable, telex or facsimile transmission confirmed by letter, addressed to: ABSA, 3rd Floor, ABSA Towers East, 170 Main Street, Johannesburg, 2001, South Africa,
Attention: The Group Secretary, or any other place to which the Company may have transferred its principal office.

     Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail, first-class airmail postage prepaid or by cable, telex or facsimile transmission confirmed by letter, addressed to: The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: ADR Department, or any other place to which the Depositary may have transferred its Corporate Trust Office.

     Any and all notices to be given to the Custodian shall be deemed to have been duly given if personally delivered or sent by mail, air courier or cable, telex or facsimile transmission, confirmed by letter, addressed to FirstRand Bank Ltd., Mezzanine Floor, 3 First Place, BankCity, Johannesburg 2000, South Africa, or to any other address which the Custodian may specify in writing to the Company.

     Any and all notices to be given to any Owner of a Receipt shall be deemed to have been duly given if personally delivered or sent by mail, first-class airmail postage prepaid, or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

     Delivery of a notice sent by mail or by cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of cable or telex or facsimile transmission message) is deposited, first-class airmail postage prepaid, in a post-office letter box. The Depositary or the Company, however, may act upon any cable, telex or facsimile transmission message received by it from the other or from any Owner of a Receipt, notwithstanding that such cable, telex, or facsimile transmission message shall not subsequently be confirmed by letter as aforesaid.

     Section 7.05. Owners and Beneficial Owners of Receipts are Parties. The Owners and Beneficial Owners from time to shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

     Section 7.06. Governing Law. This Deposit Agreement and the Receipts shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth in the following sentence, the Company and the Depositary agree that the federal courts in the State of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Deposit Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. In addition, the Company and the Depositary hereby agree that in the event that an Owner brings a suit, action or proceeding against (a) the Depositary in its capacity as Depositary under this Deposit Agreement or (b) against both the Company and the Depositary, in either case, in any state or federal court of the United States, and the Depositary has any claim for indemnification or otherwise, against the Company arising out of the subject matter of such suit, action or proceeding, then the Depositary may pursue such claim against the Company in the state or federal court in the United States in which such suit, action or proceeding is pending and, for such purposes, the Company irrevocably submits to the non-exclusive jurisdiction of such courts.

     Section 7.07. Compliance with U.S. Securities Laws. Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agree that it will not exercise any rights it has under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the United States securities laws, including, but not limited to, Section IA(1) of the General Instructions to Form F-6 Registration Statement, as amended from time to time, under the Securities Act.

     IN WITNESS WHEREOF, ABSA Group Limited and The Bank of New York have duly executed this Agreement as of the day and year first set forth above and all Owners and Beneficial Owners of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.


                                     ABSA GROUP LIMITED


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     THE BANK OF NEW YORK


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A
                       FORM OF AMERICAN DEPOSITARY RECEIPT

                                                       CUSIP Number ____________

                                                      AMERICAN DEPOSITARY SHARES
                                                 (Each American Depositary Share
                                                represents two deposited Shares)

                              THE BANK OF NEW YORK
                           AMERICAN DEPOSITARY RECEIPT
                      EVIDENCING AMERICAN DEPOSITARY SHARES
                         REPRESENTING ORDINARY SHARES OF
                            NOMINAL VALUE R2 EACH OF
                               ABSA GROUP LIMITED
          (INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF SOUTH AFRICA)

     The Bank of New York, as depositary  (hereinafter called the "Depositary"),
hereby                              certifies                              that,
________________________________________________________________,  or registered assigns  IS THE OWNER OF  ____________________________________________  AMERICAN
DEPOSITARY SHARES

representing deposited Shares of nominal value R2 each, or evidence of rights to receive such shares (herein called "Shares") of ABSA Group Limited, incorporated under the laws of South Africa (herein called the "Company"). At the date of the Deposit Agreement, each American Depositary Share represents two Shares deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the principal office of FirstRand Bank Limited (herein called the "Custodian"). The ratio of American Depositary shares to Shares is subject to subsequent amendment as provided in Article IV of the Deposit Agreement. The Depositary's Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286.

     1. THE DEPOSIT AGREEMENT.

     This American Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of _______ (herein called the "Deposit Agreement"), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof. The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited Securities"). Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

     The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

     2. SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

     Upon surrender of this Receipt at the Depositary's Corporate Trust Office, or at such other offices as the Depositary may designate, for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced hereby, and upon payment of the fees and expenses of the Depositary provided in this Receipt, and subject to the other terms and conditions of the Deposit Agreement, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares evidenced by this Receipt. Delivery of such Deposited Securities may be made by (a)(i) the delivery of certificates in the name of the Owner hereof or as ordered by him, which, if required by law, shall be properly endorsed or accompanied by properly executed instruments of transfer to such Owner or as ordered by him or (ii) book-entry transfer of Shares represented by the American Depositary Shares evidenced by such Receipt to an account in the name of such Owner or as ordered by him and (b) the delivery at the office of the Custodian of any other securities, property and cash to which such Owner is then entitled in respect of this Receipt to such Owner or as ordered by him. Such delivery will be made either at the Corporate Trust Office of the Depositary or at such other place as may be reasonably requested by the Owner, as provided in the Deposit Agreement; provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary or at such other place shall be at the risk and expense of the Owner hereof.

     3. TRANSFER OF RECEIPTS; COMBINATIONS AND SPLIT-UPS OF RECEIPTS.

     The transfer of this Receipt is registrable on the books of the Depositary or the Registrar, if any, by the Owner hereof in person or by a duly authorized attorney, upon surrender at the Depositary's designated transfer offices of this Receipt, properly endorsed or accompanied by a properly executed instrument of transfer and duly stamped as required by applicable law. This Receipt may be split into other such Receipts, or may be combined with other such receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

     As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt, the delivery of any distribution thereon, or withdrawal of any Deposited Securities, the Depositary, the Company, the Custodian, or Foreign Registrar may require (a) payment from the depositor of the Shares or the presentor of the Receipt of a sum sufficient to reimburse it for (i) any tax or other governmental charge and any stock transfer or registration fees in respect of Receipts, (ii) any tax or other governmental charge and any stock transfer or registration fees in respect of registration of transfers of Shares or the Deposited Securities upon any applicable register and (iii) any applicable fees as provided in this Receipt;
(b) the production of proof satisfactory to it as to the identity and genuineness of any signature and as to any other matter contemplated by Section
3.01 of the Deposit Agreement; (c) compliance with the provisions of the Company's Memorandum and Articles of Association in effect from time to time and resolutions and regulations of the Company's Board of Directors adopted pursuant to such Memorandum and Articles of Association; and (d) compliance with (i) any laws or governmental regulations relating to Receipts or American Depositary Shares or to the withdrawal of Deposited Securities and (ii) such reasonable regulations the Depositary and Company may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

     The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts, or the combination or split-up of Receipts, generally may be suspended, during any period when the transfer books of the Depositary or any register for Shares or other Deposited Securities are closed, or if any such action is deemed necessary or advisable by the

Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason, subject to the following provisions. Notwithstanding any other provision of the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may be suspended only for (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities, or
(iv) any other reason that may at any time be specified in paragraph I(A)(1) of the General Instructions to Form F-6 under the Securities Act, as such instructions may from time to time be in effect, or any successor provision thereto. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares which are required to be registered under the provisions of the Securities Act, unless a registration statement is in effect as to such Shares.

     4. LIABILITY OF OWNER OR BENEFICIAL OWNER FOR TAXES AND OTHER CHARGES.

     If any tax or other governmental charge shall become payable with respect to this Receipt or with respect to any Deposited Securities represented by American Depositary Shares evidenced hereby, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner hereof to the Depositary. The Depositary may refuse to effect any transfer of this Receipt or any combination or split-up hereof or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced hereby until such payment is made, and may withhold or deduct from any dividends or other distributions and may sell any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale), the Owner or Beneficial Owner hereof remaining liable for any deficiency.

     5. REPRESENTATIONS AND WARRANTIES OF DEPOSITORS.

     Every person depositing Shares hereunder and, if applicable, under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, non-assessable, and free of any preemptive rights, if any, of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so. Every such person shall also be deemed to represent that (i) Shares presented for deposit are not, and the Receipts evidencing the American Depositary Shares representing such Shares would not be, Restricted Securities, and (ii) the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not otherwise restricted under the Securities Act. Such representations and warranties shall survive the deposit of Shares and the execution and delivery of Receipts in respect thereof.

     6. FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

     Any person presenting Shares for deposit or any Owner or Beneficial Owner of a Receipt may be required by the Depositary from time to time (i) to file with the Depositary, the Company or the Custodian such proof of citizenship or residence, taxpayer status, exchange control approval, payment of applicable taxes or other governmental charges, legal or beneficial ownership of Receipts, Deposited Securities or other securities, compliance with all applicable laws or regulations or terms of the Deposit Agreement or such Receipt, or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, or any other information the Depositary or the Company may deem necessary or appropriate to evidence compliance with all applicable laws and regulations, and (ii) to execute such certificates and to make such representations and warranties, as the Depositary and the Registrar, as applicable, may deem necessary or proper or as the Company may reasonably request by written request to the Depositary. The Depositary and the Registrar, as applicable, may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or distribution of rights or of the sale proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made to the Company's and the Depositary's satisfaction. The Depositary shall from time to time advise the Company of the availability of any such proofs, certificates or other information and shall provide the Company, in a timely manner, with copies thereof upon written request by the Company, unless such disclosure is prohibited by law.

     7. CHARGES OF DEPOSITARY.

     The Company agrees to pay the reasonable fees, expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary.

          The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to
Section 4.03 of the Deposit Agreement), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.06 or 6.02 of the Deposit Agreement, (6) a fee of $0.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this Article 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, and (8) any other charge payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

     The Depositary, subject to Section 2.10 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

     8. PRE-RELEASE OF SHARES AND RECEIPTS.

     The Depositary may issue Receipts against delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent). No such issue of Receipts will be deemed a "Pre-Release" subject to the restrictions of the following paragraph.

     Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement ("Pre-Release"). The Depositary may, subject to the provisions of Section 2.06 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts or Shares are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Share or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Company, change such limit for purposes of general application. The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate. For purposes of enabling the Depositary to fulfil its obligations to the Owner under this Receipt and the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary for the benefit of the Owner as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

     The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

     9. TITLE TO RECEIPTS.

     It is a condition of this Receipt, and every successive holder of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt, when properly endorsed or accompanied by a properly executed instrument of transfer and transferred in accordance with the terms of the Deposit Agreement, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that until this Receipt is transferred on the books of the Depositary as provided in the Deposit Agreement, the Depositary and the Company, notwithstanding any notice to the contrary, may treat the Owner hereof at such time as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Receipt or the Deposit Agreement to any Beneficial Owner or holder of a Receipt unless such Beneficial Owner or holder is the Owner hereof.

     10. VALIDITY OF RECEIPT.

     This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.

     11. REPORTS; INSPECTION OF TRANSFER BOOKS.

     The Company furnishes the Securities and Exchange Commission (hereinafter called the "Commission") with certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act. Such reports and documents are available for inspection and copying by Owners at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W. (Room 1024), Washington, D.C. 20549.

     The Depositary shall make available for inspection by Owners of Receipts at the Depositary's Corporate Trust Office any notices, reports and other communications received from the Company which are both (a) received by the Depositary, the Custodian or a nominee of either as the holder of the Deposited Securities and (b) generally available to the holders of such Deposited Securities by the Company.

     The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to any rules or regulations of the Commission, and the prompt transmittal by the Company to the Depositary and the Custodian, of any notices, reports and other communications, including any proxy soliciting materials, which are made generally available by the Company to holders of its Shares or other Deposited Securities. If requested in writing by the Company, the Depositary will arrange for the mailing, at the Company's expense, of copies of such notices, reports and communications that are made generally available by the Company to holders of its Shares or other Deposited Securities and/or, at the written request of the Company and at the Company's expense, make such notices, reports and other communications available to all Owners on a basis similar to that for holders of Shares or other Deposited Securities, or on such other basis as the Company may advise the Depositary is required or as the Depositary may be required by any applicable law or regulation. The Company will timely provide the Depositary with the quantity of such notices, reports and communications, including any proxy soliciting materials, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings. The Depositary and Custodian may rely upon such copies for all purposes of this Receipt and the Deposit Agreement. The Depositary will, at the expense of the Company, make such copy and such notices, reports and communications available for inspection by Owners at the Depositary's Corporate Trust Office, at the office of the Custodian and at any other designated transfer offices.

     The Registrar will keep at its Corporate Trust Office a book or books for the transfer and registration of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts; provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

     The Registrar may close the books, at any time or from time to time, when reasonably deemed expedient by it in connection with the performance of its duties under the Deposit Agreement.


Dated: _______________________________


THE BANK OF NEW YORK,
     as Depositary


By: _______________________________________


The address of the Corporate Trust office is located at 101 Barclay Street, New York, NY 10286.

                           FORM OF REVERSE OF RECEIPT

        SUMMARY OF CERTAIN ADDITIONAL PROVISIONS OF THE DEPOSIT AGREEMENT

     12. DIVIDENDS AND DISTRIBUTIONS.

     Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into Dollars transferable to the United States, and subject to the Deposit Agreement, if practicable in the opinion of the Depositary, give notice to the Owners of its receipt of such payment, specifying the amount per Share payable in respect of such dividend or distribution and the estimated date, as determined by the Depositary for such payments and shall convert or cause to be converted such dividend or distribution into Dollars and will promptly distribute the Dollars thereby received (net of the fees, expenses and charges of the Depositary as provided in the Deposit Agreement) to the Owners entitled thereto on the record date fixed pursuant to Section 4.06 of the Deposit Agreement in proportion to the number of Shares held by each of them, proportionately; provided, however, that in the event that any of the Deposited Securities is not entitled, by reason of its date of issuance, or otherwise, to receive the full amount of such cash dividend or distribution, the Depositary will make appropriate adjustments in the amounts distributed to the Owners of the Receipts issued in respect of such Shares; and provided, further, that in the event that the Company or the Depositary is required to withhold and does withhold from such cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed on the Receipts issued in respect of such Deposited Securities shall be reduced accordingly.

     Whenever the Depositary or the Custodian receives any distribution upon the Deposited Securities other than cash, Shares or rights pursuant to Section 4.01,
4.03 or 4.04 of the Deposit Agreement, the Depositary will cause such amount of the securities or property received by it to be distributed to the Owners of Receipts on the record date fixed pursuant to Section 4.06 of the Deposit
Agreement, in any manner that the Depositary[, after consultation with the Company,] [to be discussed] may deem equitable and practicable for accomplishing such distribution net of expenses of the Depositary; provided, however, that if in the opinion of the Depositary such distribution cannot be made among the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by each of them, or if for any other reason the Depositary deems such distribution not to be lawful or feasible, the Depositary may adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the sale, at public or private sale, of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees, expenses and charges of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash.

     If any distribution made by the Company with respect to the Deposited Securities and received by the Depositary shall remain unclaimed at the end of 12 years from the first date upon which such distribution is made available to Owners and subject to any applicable laws, all rights of the Owners to such distribution or the proceeds of the sale thereof shall be extinguished and the Depositary shall return the same to the Company for its own use and benefit (except for any distribution upon the liquidation of the Company when the Depositary shall retain the same) and the Depositary shall have no obligation therefor or liability with respect thereto.

     If any distribution consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Company so requests, distribute to the Owners of Receipts on the record date fixed pursuant to Section 4.06 of the Deposit Agreement, in proportion to the number of American Depositary Shares held by each of them, additional Receipts in the same form for an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in
Section 4.11 of the Deposit Agreement and the payment of the fees, expenses and charges of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement. The Depositary may withhold any such distribution of Receipts if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act or is exempt from registration under the provisions of such Act. In lieu of delivering Receipts for fractional American Depositary Shares, the Depositary may, in its discretion, sell the amount of Shares represented by the aggregate of such fractions, at public or private sale, at such place or places and upon such terms as it may deem proper, and distribute the net proceeds of any such sale in accordance with Section 4.01 of the Deposit Agreement. If additional Receipts are not so distributed (except as pursuant to the preceding sentence), each American Depositary Share shall thenceforth also represent its proportionate interest in the additional Shares so distributed upon such Deposited Securities.

     The Company or its agent will remit to the appropriate governmental agency in South Africa all amounts withheld and owing to such agency. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

     13. RIGHTS.

     In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners entitled thereto or in disposing of such rights on behalf of any Owners entitled thereto and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its reasonable discretion (after consultation with the Company) that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may, and at the request of the Company shall, distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

     In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

     If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares or the acquisition price of any other securities to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares or other securities, and the Company shall cause the Shares or other securities so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares or other securities so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

     If the Depositary determines in its reasonable discretion that it is not lawful or feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments (either by public or private sale and otherwise at its discretion subject to South African laws and regulations) in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees, expenses and charges of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and other governmental charges payable in connection with such rights, and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners on account of exchange restrictions or the date of delivery of any Receipt or otherwise.

     The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to such rights or underlying securities under the Securities Act or any applicable law or to endeavor to have such a registration statement declared effective. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from U.S. counsel for the Company in accordance with Section 5.07 of the Deposit Agreement upon which the Depositary may rely that such distribution to such Owner is exempt from such registration; provided, however, the Company shall have no obligation to cause its counsel to issue such opinion at the request of such Owner.

     The Depositary shall not be responsible for any reasonable failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

     14. CONVERSION OF FOREIGN CURRENCY.

     Whenever the Depositary or the Custodian shall receive foreign currency, received by way of dividends or other distributions or in the form of the net proceeds from the sale of securities, property or rights, and if, at the time, the foreign currency so received can, in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall promptly convert or cause to be converted as, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be promptly distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants or instruments upon surrender thereof for cancellation, in either case, without liability for interest thereon. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

     If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall have discretion and authority to file such application for approval or license, if any, as it may deem desirable. In no event, however, shall the Depositary be obligated to make such a filing, nor shall it be liable for failure to receive approval or licence.

     If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtainable at a reasonable cost or within a reasonable period as determined by the Depositary, the Depositary may in its discretion, but subject to applicable laws and regulations, either (i) distribute such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to the Owners of Receipts entitled to receive the same, or
(ii) hold such foreign currency for the respective accounts of such persons, uninvested and without liability for interest.

     If any such conversion of foreign currency, in whole or in part, can be effected as aforesaid for distribution to some but not all of the Owners of Receipts entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars, to the extent such currency shall be convertible as aforesaid, to the Owners of Receipts entitled thereto and, with respect to the balance of such foreign currency, shall in its discretion, but subject to any applicable law and regulations, either (i) distribute or make available for distribution such balance to the persons who were Owners of Receipts entitled thereto with respect to whom such conversion could not then be effected, or (ii) hold such balance for the respective accounts of such persons, uninvested and without liability for interest.

     15. RECORD DATES.

     Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall fix a record date (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement. Such record date will, to the extent practicable, be the same record date as any corresponding record date set by the Company for such purpose.

     16. VOTING OF DEPOSITED SECURITIES.

     As soon as practicable after receipt of notice of any meeting of holders of Shares or other Deposited Securities the Depositary shall at the Company's expense, mail to the Owners of Receipts a notice which shall contain (a) such information as is contained in such notice of meeting, (b) a statement that such Owners of Receipts at the close of business on a specified record date will be entitled, subject to any applicable provision of South African law, of the Deposited Securities or of the Memorandum and Articles of Association of the Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a brief statement as to the manner in which such instructions may be given, including an express indication that the Depositary shall notify such instruction to the Chairman of the Company, or such other director that the Chairman may designate, and appoint the Chairman or that other person designated by the Chairman as representative of the Depositary and the Owners to attend such meeting and vote the Deposited Securities in the direction so instructed by such Owner.

     The Depositary shall not, and the Depositary shall ensure that its nominees, if any, shall not, vote or exercise any discretion in respect to any resolution or otherwise attempt to exercise the right to vote which attaches to the Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipt other than in accordance with Section
4.07 of the Deposit Agreement. The Depositary shall not exercise any voting discretion over any Deposited Securities. Always subject to applicable law and the Company's Memorandum and Articles of Association, if no voting instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by American Depositary Shares evidenced by such Owner's Receipt on or before the date established by the Depositary for such purpose, the Depositary shall promptly advise the Company of the same and the Depositary shall not (unless required by applicable law) vote in respect of such Deposited Securities.

     17. CHANGES AFFECTING DEPOSITED SECURITIES, RECLASSIFICATION, RECAPITALIZATIONS, ETC.

     In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in par or nominal value, sub-division, consolidation, or any other reclassification of Deposited Securities, or upon any reduction of capital, recapitalization, reorganization, merger, amalgamation or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares then outstanding shall thenceforth represent the new Deposited Securities so received in exchange for or on conversion of or in respect of Deposited Securities, unless additional or new Receipts are delivered pursuant to the following sentence. In any such case, the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or may call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

     18. LIABILITY OF THE COMPANY AND DEPOSITARY.

     Neither the Depositary, the Custodian nor the Company shall incur any liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, South Africa, or of any other country, or of any other action of any governmental or regulatory authority of the United States, South Africa, or any other country, or of any stock exchange, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any act of God or war or other circumstances beyond its control, the Depositary, the Custodian or the Company, as the case may be, shall be delayed in, prevented or forbidden from or subjected to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary, the Custodian or the Company incur any liability to any Owner or Beneficial Owner of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which, by the terms of the Deposit Agreement, it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement. Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

     Neither the Company, the Custodian nor the Depositary nor any of their respective directors, officers, employees or agents, assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, other than that each of them agrees to perform its obligations and duties specifically set forth in the Deposit Agreement without negligence or bad faith. The Depositary and the Custodian shall not be subject to any liability with respect to the validity or worth of the Deposited Securities. Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expenses and liabilities shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary. Neither the Depositary, the Custodian nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information. The Depositary, the Custodian and the Company may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. Neither the Depositary nor its agents shall be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner or effect of any such vote made either with or without request, or for not exercising any right to vote, as long as any such action or non-action is in good faith and in accordance with the terms of the Deposit Agreement. The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

     The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, employees, agents and affiliates.

     The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.10 of the Deposit Agreement) of a Receipt or Receipts in accordance with Section 2.10 of the Deposit Agreement and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release pursuant to Section 2.10 of the Deposit Agreement; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary memorandum) relating to the offer or sale of American Depositary Shares, except to the extent that any such liability or expense arises out of (a) information relating to the Depositary or any Custodian, as applicable, furnished in writing and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or, (b) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

     The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

     No disclaimer of liability under the Securities Act is intended by any provisions of the Deposit Agreement.

     19. RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR DEPOSITARY; APPOINTMENT OF SUBSTITUTE OR ADDITIONAL CUSTODIANS.

     The Company may terminate the appointment of the Depositary under the Deposit Agreement by giving at least 90 days' notice in writing to the Depositary and the Custodian, and the Depositary may resign as Depositary by giving at least 90 days' notice in writing to the Company and the Custodian, such termination of appointment or resignation to take effect upon the later of:
(i) the 90th day after giving notice and (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. Within 90 days after the giving of such notice, notice thereof shall be duly given by the Depositary to the Owners.

     In case at any time the Depositary acting hereunder shall resign or be removed, the Company, unless the Company shall desire the termination of the Deposit Agreement as provided in Section 6.02 thereof, shall use all reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having its principal office in the Borough of Manhattan, The City of New York with effect from the date of termination or resignation specified in such notice as soon as reasonably possible following notice of such termination or resignation. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; provided, however, that such predecessor, upon payment of all sums due it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor and shall deliver to such successor a list of the Owners of all outstanding Receipts and such other information relating to Receipts and Owners thereof as the successor may reasonably request. The successor depositary shall promptly mail notice of its appointment to the Owners of Receipts and the Custodian.

     The Depositary may appoint one or more agents to act as its Custodian under the Deposit Agreement. The Depositary has initially appointed FirstRand Bank Limited as Custodian and agent of the Depositary for the purpose of the Deposit Agreement. Any Custodian in acting under the Deposit Agreement shall be subject at all times and in all respects to the directions of the Depositary, and shall be responsible solely to it. Any Custodian may resign and be discharged from its duties by notice of such resignation delivered to the Depositary at least thirty
(30) days prior to the date on which such resignation is to become effective. If upon the effectiveness of such resignation there shall be no Custodian acting, the Depositary shall, promptly after receiving such notice, appoint, after consultation with the Company, a substitute custodian or custodians, each of which shall thereafter be a Custodian. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, which shall thereafter be one of a Custodians under the Deposit Agreement subject in each instance to the written approval of the Company. Upon demand of the Depositary any previous Custodian shall deliver the Deposited Securities held by it to any other
Custodian or such substitute or additional custodian or custodians as the Depositary shall instruct. Each such substitute or additional custodian or custodians shall deliver to the Depositary, forthwith upon its appointment an acceptance of such appointment satisfactory in form and substance to the Depositary.

     Upon the appointment of any successor depositary, any Custodian then acting shall forthwith become, without any further act or writing, the agent of such successor depositary, and the appointment of such successor depositary shall in no way impair the authority of any Custodian; provided, however, that the successor depositary so appointed shall, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent of such successor depositary.

     Any corporation into or with which the Depositary may be converted, merged or consolidated shall be the successor of such Depositary without the execution or filing of any document or any further act.

     20. AMENDMENT.

     The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by written agreement between the Company and the Depositary without the consent of the Owners or Beneficial Owners in any respect which they may deem necessary or desirable. Any amendment which shall impose or have the effect of increasing, any fees or charges payable by the Owners of Receipts (other than taxes on other governmental charges, registration fees and cable, telex or facsimile transmission, delivery expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of an outstanding Receipt at the time any such amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the Receipt at any time in accordance with such changed rules. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Owners or within any other period of time as required for compliance.

     21. TERMINATION OF DEPOSIT AGREEMENT.

     The Depositary shall at any time, at the direction of the Company, terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination.

     During the period beginning on the date of the giving of such notice by the Depositary to the Owners and ending on the date on which such termination takes effect, each Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 5.09 of the Deposit Agreement, and (c) payment of any applicable taxes or other governmental charges, be entitled to delivery, to him or upon


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

his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.

     If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Company under Section 5.08. Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 of the Deposit Agreement.


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